TEMPLETON GLOBAL
INCOME FUND

YOUR FUND'S OBJECTIVE:

The Templeton Global Income Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world.

April 15, 1997

Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Global Income Fund, which covers the six months ended February 28, 1997.

During the period under review, interest rates fell in almost all global bond markets, increasing the value of these fixed-income securities. However, at the same time, the U.S. dollar rose against most foreign currencies, reducing returns for U.S. holders of foreign bonds. Since these events affected markets differently, market selection and currency management were two key factors affecting the Fund's performance. As discussed in the Performance Summary on page 5, the Fund provided a six-month total return of 9.75% in market-price terms and 5.79% in terms of net asset value.

During the summer of 1996, many bond investors feared that strong economic growth, especially in the U.S., would lead to higher interest rates.

However, the U.S. Federal Reserve did not raise interest rates at its September meeting, signaling confidence in the economy's ability to expand without significant inflation. Reports released later indicated that U.S. economic growth had, in fact, "slowed" during the third quarter of 1996. This boosted investors' expectations for bonds, and from September 1 to the end of the reporting period, bond prices rose, and the yield on the U.S. ten-year Treasury fell, from nearly 7.00% to approximately 6.5%.(1)

Interest rates in most foreign markets also fell during the period. Attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to an even greater interest-rate drop in Europe than in the United States. Italian ten-year government bond yields declined from 8.32% to 6.38%, while the equivalent bond yields in France fell from 6.49% to 5.41%. Rates in most other European countries decreased by a comparable amount. Japan was the only industrial country where yields fell less than in the U.S. With short-term rates at approximately 0.3%, Japanese monetary authorities could do little to lower interest rates in an effort to stimulate their moribund economy.

While the interest-rate environment was generally beneficial for U.S. investors in global bonds, the foreign exchange market was decidedly less so. Because interest rates fell by a greater amount in almost all of the industrial world than in the

Templeton Global Income Fund

Geographic Distribution of Issuers of Securities on 2/28/97
Based on Total Net Assets

                                 [ PIE GRAPH ]

Europe                   40.5%

United States            24.8%

Latin America            14.6%

Australia &
New Zealand              11.9%

Canada                    7.0%

Asia                      1.2%

1. SOURCE: FEDERAL RESERVE BOARD.

United States, the value of the dollar rose. The strength of the U.S. economy also enhanced the appeal of the dollar, and only two major currencies appreciated against it -- the British pound by 4.39% and the Canadian dollar by 0.04%. The currencies of all other major industrial countries declined, sometimes significantly, versus the dollar. For example, the German mark fell 12.26%, the Japanese yen 9.31%, and the Italian lira 10.79%.

The above factors had a significant impact on the debt securities of emerging market nations. Their higher yields were extremely attractive to investors, and in an environment of foreign currency depreciation, their denomination in U.S. dollars made these securities even more appealing. As a result, bond markets in emerging market countries performed extremely well.

Responding to these conditions, we maintained our holdings of emerging market debt, while reducing the Fund's exposure to depreciating foreign currencies. We decreased our holdings in Spain, from 7.7% to 1.8%; in Denmark, from 6.8% to 3.3%; in Italy, from 10.5% to 8.9%; and in the U.K., from 8.9% to 4.5%. But, believing that Germany's economy represented a better prospect for meeting investors' expectations than many of Europe's other economies, we increased our investment in German bonds, from 2.9% at the beginning of the period, to 26.1% at the end.

During the six months under review, we made extensive use of currency hedges to increase our exposure to the U.S. dollar. By the end of the period, our total exposure to the U.S. dollar represented 62.9% of the Fund, up from 43.3% at the end of August 1996. We perceive further currency depreciation as a very real risk in Europe, and will continue hedging the Fund's currency holdings, seeking to protect the dollar value of the

TEMPLETON GLOBAL INCOME FUND

Portfolio Breakdown on 2/28/97
Based on Total Net Assets

Government Bonds                              83.8%

Corporate Bonds                                5.4%

Preferred Stock                                0.2%

Short-Term Obligations & Other Net Assets     10.6%

For a complete list of portfolio holdings, please see page 9 of this report.

portfolio. Our exposure to interest-rate risk has remained roughly constant over the period, with the Fund's average bond maturity remaining at 5.9 years.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.

We thank you for your participation in the Templeton Global Income Fund and welcome any comments or suggestions you may have.

Sincerely,

/s/ Neil S. Devlin

Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Income Fund

On February 21, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Global Income Fund produced a total return of 9.75% for the six-month period ended February 28, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 5.79% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, Templeton Global Income Fund shareholders received income distributions of 30 cents ($0.30) per share. The Fund's closing price on the New York Stock Exchange (NYSE) increased 50 cents ($0.50), from $7.00 on August 31, 1996 to $7.50 on February 28, 1997. The Fund's net asset value per share increased 13 cents ($0.13), from $8.34 on August 31, 1996 to $8.47 on February 28, 1997. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, and any profits realized from sales of securities in the portfolio.

TEMPLETON GLOBAL INCOME FUND

Periods Ended 2/28/97

                                                                          SINCE
                                                                        INCEPTION
                                             ONE-YEAR     FIVE-YEAR     (3/17/88)
Cumulative Total Return(1)
 Based on change
 in net asset value                           10.55%        45.88%       105.08%
 Based on change
 in market price                              12.40%        26.43%        76.34%

Average Annual Total Return(2)
 Based on change
 in net asset value                           10.55%         7.85%         8.35%
 Based on change
 in market price                              12.40%         4.80%         6.54%

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All total return calculations assume reinvestment of distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan. Investment return and principal value will fluctuate with market conditions, currencies and the political and economic climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

[PHOTO OF SIR JOHN TEMPLETON]

THE NEW CAREER OF SIR JOHN TEMPLETON

BY PROFESSOR ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED AUGUST 31
                                           FEBRUARY 28, 1997     ------------------------------------------------------
                                              (UNAUDITED)         1996        1995      1994+        1993         1992
                                           -----------------   ----------   --------   --------   ----------   ----------
Net asset value, beginning of period          $      8.34      $     8.00   $   7.89   $   8.57   $     8.86   $     8.48
                                               ----------      ----------   ---------  ---------  ----------
Income from investment operations:
   Net investment income                              .30             .63        .64        .67          .79          .84
   Net realized and unrealized gain (loss)            .13             .31        .11       (.75)        (.36)         .38
                                               ----------      ----------   ---------  ---------  ----------
Total from investment operations                      .43             .94        .75       (.08)         .43         1.22
                                               ----------      ----------   ---------  ---------  ----------
Distributions:
   Dividends from net investment income              (.30)           (.41)      (.64)      (.06)        (.64)        (.84)
   Distributions from net realized gains               --              --         --       (.12)        (.06)          --
   Tax basis return of capital                         --            (.19)        --       (.42)        (.02)          --
                                               ----------      ----------   ---------  ---------  ----------
Total distributions                                  (.30)           (.60)      (.64)      (.60)        (.72)        (.84)
                                               ----------      ----------   ---------  ---------  ----------
Change in net asset value                             .13             .34        .11       (.68)        (.29)         .38
                                               ----------      ----------   ---------  ---------  ----------
Net asset value, end of period                $      8.47      $     8.34   $   8.00   $   7.89   $     8.57   $     8.86
                                               ==========      ==========   =========  =========  ==========
TOTAL RETURN*
Based on market value per share                     9.75%          12.75%      8.80%    (7.64)%      (7.07)%       21.30%
Based on net asset value per share                  5.79%          13.34%     11.30%     (.15)%        5.34%       14.90%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)               $ 1,020,132      $1,004,606   $964,013   $949,850   $1,032,770   $1,055,456
Ratio of expenses to average net assets              .74%**          .72%       .78%       .79%         .79%         .81%
Ratio of net investment income to average
  net assets                                        7.08%**         7.67%      8.19%      8.17%        9.40%        9.68%
Portfolio turnover rate                            94.06%         112.59%    104.37%    138.34%      264.61%      189.94%

 * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.
+ BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS--CORPORATE: 5.4%
  ---------------------------------------------------------------------------------------------------------------------
    10,000,000         Can. British Petroleum Co. PLC, 10.875%, 8/01/01                                  $    8,629,430
     5,750,000         U.S. Companhia Suzano Papel, 10.25%, 10/06/01                                          5,814,687
     4,942,764         U.S. Electricidad de Caracas, 6.5625%, FRN, SER A1, 9/30/03                            4,436,130
     4,750,000         U.S. Empresa Colombiana de Petroleos, 7.25%, 7/08/98, 144A                             4,797,500
     7,700,000         U.S. Essar Gujarat Ltd., 8.33750%, FRN, 7/15/99, 144A                                  7,449,750
     5,000,000         U.S. Philippines Development Bank, 8.00%, 7/22/98                                      5,087,500
     8,000,000         U.S. Telecom Argentina Stet-France SA, 8.375%, 10/18/00, 144A                          8,030,000
     7,500,000         U.S. Telefonica de Argentina SA, 8.375%, 10/01/00, 144A                                7,603,125
     3,000,000         U.S. Telecom Brasileiras, 10.375%, 9/09/97                                             3,052,500
                                                                                                          -------------
                                                              TOTAL BONDS--CORPORATE (cost $54,789,390)      54,900,622
----------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 83.8%
---------------------------------------------------------------------------------------------------------------------
     4,785,000         U.S. Argentina Republic of, 9.25%, 2/23/01                                             4,898,644
    16,325,000         U.S. Brazil Govt., 8.875%, 11/05/01                                                   16,471,925
                            Buoni Poliennali Del Tes:
14,535,000,000         Itl. 12.00%, 1/17/99                                                                   9,278,839
29,225,000,000         Itl. 10.50%, 11/01/00                                                                 19,069,548
32,785,000,000         Itl. 10.50%, 9/01/05                                                                  22,908,120
   110,445,000         Dem. Federal Republic of Germany, 8.00%, 7/22/02                                      75,594,689
   147,205,000         Dem. Federal Republic of Germany, Bundes, 8.00%, 1/21/02                             100,065,707
   103,605,000         Dem. Government of Australia, 10.00%, 10/15/02                                        90,087,630
     6,045,000         U.S. Government of Brazil, 5.00%, 4/15/24                                              3,970,809
                            Government of Canada:
    37,100,000         Can. 7.25%, 6/01/03                                                                   28,997,140
     1,130,000         Can. 10.25%, 2/01/04                                                                   1,019,517
    45,600,000         Can. 9.00%, 12/01/04                                                                  39,090,003
   100,150,000         Den. Government of Denmark, 8.00%, 5/15/03                                            17,491,104
60,255,000,000         Itl. Government of Italy, 10.50%, 7/15/00                                             39,218,915
    40,470,000         Nzd. Government of New Zealand, 10.00%, 3/15/02                                       30,766,306
 2,216,090,000          Sp. Government of Spain, 12.25%, 3/25/00                                             18,095,736
    94,078,000         Den. Kingdom of Denmark, 8.00%, 11/15/01                                              16,377,987
   170,700,000         Swe. Kingdom of Sweden, 10.25%, 5/05/03                                               27,597,310
     2,500,000         U.S. Nacional Financiera SNC, 10.625%, 11/22/01                                        2,678,125
                            NHA Manulife Pool:
     1,359,713         Can. #96405089, 9.125%, 6/01/02                                                        1,055,343
       854,856         Can. #96405378, 9.25%, 8/01/02                                                           663,372
     1,330,779         Can. #96405386, 9.25%, 8/01/02                                                         1,022,966
                            Republic of Argentina:
     7,030,000         U.S. 10.95%, 11/01/99                                                                  7,469,375
    20,690,000         U.S. 8.375%, 12/20/03                                                                 19,991,713
    21,565,000         U.S. 5.25%, 3/31/23                                                                   14,367,681
     5,500,000         U.S. Republic of Venezuela, 6.75%, 3/31/20, PAR BOND, B                                4,235,000

TEMPLETON GLOBAL INCOME FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
---------------------------------------------------------------------------------------------------------------------
    58,900,000         Swe. Sweden Kingdom, 13.00%, 6/15/01                                              $   10,055,226
    39,540,000         U.S. U.S. Treasury Bonds, 6.375%, 8/15/02                                             39,502,911
                            U.S. Treasury Notes:
        10,000         U.S. 5.125%, 4/30/98                                                                       9,922
    53,159,000         U.S. 6.25%, 8/31/00                                                                   53,109,137
    50,022,000         U.S. 7.25%, 8/15/04                                                                   52,194,806
    25,220,000         U.K. United Kingdom, stk., 9.75%, 8/27/02                                             46,057,503
                            United Mexican States:
    16,325,000         U.S. 9.75%, 2/06/01                                                                   17,039,219
    14,500,000         U.S. 6.25%, A, 12/31/19                                                               11,101,563
    14,500,000         U.S. Venezuela Front Load Interest Reduction Bond, A, 3/31/07                         13,185,938
                                                                                                          -------------
                                      TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost $871,440,014)     854,739,729
----------------------------------------------------------------------------------------------------------------------

   NUMBER OF
   SHARES**
  ---------------------------------------------------------------------------------------------------------------------
                                                               PREFERRED STOCKS: (cost $1,998,360) 0.2%
  ---------------------------------------------------------------------------------------------------------------------
        91,500         U.S. Santander Finance Ltd., B, pfd.                                                   2,276,063
  ---------------------------------------------------------------------------------------------------------------------

 PRINCIPAL IN
LOCAL CURRENCY*
  ---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.1%
  ---------------------------------------------------------------------------------------------------------------------
       933,000         U.S. Deutsche Bank AG, 5.28%, 3/05/97                                                    933,000
     5,075,000         U.S. Federal National Mortgage Assoc., 5.68%, 10/07/97                                 5,075,634
     5,075,000         U.S. U. S. Treasury Bills, 4.95% to 5.05%, with maturities to 6/05/97                  5,009,670
                                                                                                          -------------
                                                        TOTAL SHORT TERM OBLIGATIONS (cost $11,015,352)      11,018,304
  ---------------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS: 90.5% (cost $939,243,116)     922,934,718
UNREALIZED GAIN IN FORWARD EXCHANGE CONTRACTS: 0.2%                                                           2,603,275
                                                                   OTHER ASSETS, LESS LIABILITIES: 9.3%      94,594,450
                                                                                                          -------------
                                                                               TOTAL NET ASSETS: 100.0%  $1,020,132,443
                                                                                                          =============

 * CURRENCY OF COUNTRIES INDICATED.
** COUNTRY OF ORIGIN.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $939,243,116)      $  922,934,718
   Receivables:
      Investment securities sold             131,785,053
      Interests and dividends                 22,163,124
   Unrealized gains on forward exchange
      contracts (Note 6)                       4,252,889
                                          --------------
         Total assets                      1,081,135,784
                                          --------------
Liabilities:
   Payables:
      Investment securities purchased         56,063,002
      Dividend payable                           758,728
   Funds advanced by custodian                 1,698,044
   Unrealized loss on forward exchange
      contracts (Note 6)                       1,649,614
   Accrued expenses                              833,953
                                          --------------
         Total liabilities                    61,003,341
                                          --------------
Net assets, at value                      $1,020,132,443
                                          ==============
Net assets consist of:
   Undistributed net investment income    $       63,874
   Net unrealized depreciation               (14,543,178)
   Accumulated net realized gain               5,656,425
   Net capital paid in on shares of
      capital stock                        1,028,955,322
                                          --------------
Net assets, at value                      $1,020,132,443
                                          ==============
Shares outstanding                           120,453,400
                                          ==============
Net asset value per share
   ($1,020,132,443 / 120,453,400)         $         8.47
                                          ==============

STATEMENT OF OPERATIONS
for the six months ended February 28, 1997 (unaudited)

Investment income: (net of
   $670,427 foreign taxes
   withheld)
   Dividends                      $   168,120
   Interest                        39,829,249
                                  -----------
      Total income                              $39,997,369
Expenses:
   Management fees (Note 3)         2,607,189
   Administrative fees (Note 3)       647,834
   Transfer agent fees                 72,000
   Custodian fees                      97,952
   Reports to shareholders            261,000
   Audit fees                          19,500
   Legal fees                           9,000
   Registration and filing fees        47,000
   Directors' fees and expenses        36,000
                                  -----------
      Total expenses                              3,797,475
                                                ------------
         Net investment income                   36,199,894
Realized and unrealized gain
  (loss):
   Net realized gain on:
      Investments                  14,449,306
      Foreign currency
         transactions              13,492,342
                                  -----------
                                   27,941,648
                                  -----------
   Net unrealized appreciation
      (depreciation) on:
      Investments                 (14,000,617)
      Foreign currency
         translation of other
         assets and liabilities     1,521,509
                                  -----------
                                  (12,479,108)
                                  -----------
         Net realized and
           unrealized gain                       15,462,540
                                                ------------
Net increase in net assets
   resulting from operations                    $51,662,434
                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                      ENDED
                                                                                FEBRUARY 28, 1997       YEAR ENDED
                                                                                   (UNAUDITED)        AUGUST 31, 1996
                                                                                -----------------     ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                      $    36,199,894      $   76,074,466
      Net realized gain (loss) on investment and foreign currency
        transactions                                                                  27,941,648         (14,421,359)
      Net unrealized appreciation (depreciation)                                     (12,479,108)         51,212,207
                                                                                  --------------      --------------
         Net increase in net assets resulting from operations                         51,662,434         112,865,314
   Distributions to shareholders:
      From net investment income                                                     (36,136,020)        (48,868,417)
      Tax basis return of capital                                                             --         (23,403,623)
                                                                                  --------------      --------------
         Net increase in net assets                                                   15,526,414          40,593,274
Net assets:
   Beginning of period                                                             1,004,606,029         964,012,755
                                                                                  --------------      --------------
   End of period                                                                 $ 1,020,132,443      $1,004,606,029
                                                                                  ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities, including options, listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN EXCHANGE CONTRACTS:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i) Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii) Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

C. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

D. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

E. FUTURES CONTRACTS:

The Fund may enter into futures contracts and options written on futures contracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on exchanges are maintained by the Fund's custodian in segregated accounts. Variation margin payments are made or received on futures as appreciation or depreciation in the contracts occurs.

F. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of February 28, 1997, there were 200,000,000 shares of capital stock authorized ($0.01 par value). During the six months ended February 28, 1997 and the year ended August 31, 1996, there were no share transactions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager, and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays FTSI monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, and 0.10% of average net assets in excess of $700 million.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997 aggregated $912,718,565 and $968,882,516, respectively. The cost of securities for federal income tax purposes is the same as that shown on the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                           $  5,215,098
            Unrealized depreciation                                                            (21,523,496)
                                                                                              --------------
            Net unrealized depreciation                                                       $(16,308,398)
                                                                                              ==============

5. TAX LOSS CARRYOVERS

At August 31, 1996, the Fund had tax basis losses of $15,300,000 which may be carried over to offset future capital gains. Such losses expire in 2004.

6. FINANCIAL INSTRUMENTS

During the six months ended February 28, 1997, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio transactions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At February 28, 1997, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract:

   Contracts to sell:
           53,690,000   Deutschemarks for 32,625,010 U.S. dollars, March 7, 1997                     $   775,288
           41,610,000   Deutschemarks for 24,764,172 U.S. dollars, March 7, 1997                          80,489
           47,022,000   Deutschemarks for 27,932,755 U.S. dollars, March 24, 1997                          9,588
                                                                                                         865,365
         Unrealized gain from offsetting forward exchange contracts                                    3,387,524
                                                                                                       4,252,889
    Contracts to buy:
           45,700,000   Deutschemarks for 27,348,893 U.S. dollars, March 7, 1997                        (238,960)
          100,310,000   Deutschemarks for 59,676,364 U.S. dollars, March 7, 1997                        (170,951)
                                                                                                        (409,911)
   Contracts to sell:
           86,976,000   Deutschemarks for 51,404,255 U.S. dollars, March 7, 1997                        (191,196)
          149,763,000   Deutschemarks for 88,152,144 U.S. dollars, March 7, 1997                        (689,538)
           56,575,000   Australian dollars for 43,576,045 U.S. dollars, March 13,1997                   (358,969)
                                                                                                      (1,239,703)
                                                                                                      (1,649,614)
                Net unrealized gain in forward exchange contracts                                    $ 2,603,275

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 25, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997, to consider a shareholder proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr. and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. The proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company was rejected by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                          % OF OUTSTANDING                   % OF OUTSTANDING
 TERM EXPIRING 2000:          FOR              SHARES           WITHHELD          SHARES
----------------------    ------------    -----------------    ----------    -----------------
Harris J. Ashton            92,520,905         76.81%          4,210,876           3.50%
Nicholas F. Brady           92,372,504         76.69%          4,359,277           3.62%
S. Joseph Fortunato         92,476,377         76.77%          4,255,404           3.54%
Andrew H. Hines, Jr.        92,388,224         76.70%          4,343,557           3.61%

 TERM EXPIRING 1999:
----------------------
Edith E. Holiday           92,206,578          76.55%          4,525,203           3.76%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                   % OF                          % OF                          % OF
                OUTSTANDING                   OUTSTANDING                   OUTSTANDING
    FOR           SHARES         AGAINST        SHARES         ABSTAIN        SHARES
------------    -----------     ----------    -----------     ----------    -----------
 93,713,601        77.80%       1,228,178        1.02%        1,790,002        1.49%

3. Rejection of the proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company.

                   % OF                            % OF                          % OF                            % OF
                OUTSTANDING                     OUTSTANDING                   OUTSTANDING        BROKER       OUTSTANDING
    FOR           SHARES          AGAINST         SHARES         ABSTAIN        SHARES         NON-VOTES        SHARES
------------    -----------     ------------    -----------     ----------    -----------     ------------    -----------
 21,417,997        17.78%        39,726,838        32.99%       3,734,294        3.10%          31,852,652       26.44%

TEMPLETON GLOBAL INCOME FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --To participate in the Plan, contact Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, for a Plan brochure and enrollment information. --As a participant, all dividends and capital gains distributions will be reinvested in shares of the Fund. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted form amounts to be invested.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Global Income Fund shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TemplGlob." The Fund's New York Stock Exchange trading symbol is GLM. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value or copies of reports, call 1-800-292-9293.

For information about dividends and shareholder accounts, call 1-800-526-0801.

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH                             INCOME        FRANKLIN STATE-SPECIFIC
                                                        FUNDS SEEKING
Franklin Global Health Care Fund          Franklin Adjustable Rate
                                                        TAX-FREE INCOME
                                          Securities Fund
Franklin Templeton Japan Fund
                                          Franklin Adjustable U.S.
                                                        Alabama
Templeton Developing Markets Trust
                                          Government Securities Fund
                                                        Arizona*
Templeton Foreign Fund
                                          Franklin's AGE High Income Fund
                                                        Arkansas**
Templeton Foreign Smaller
                                          Franklin Investment
Companies Fund                                          California*
                                          Grade Income Fund
Templeton Global Infrastructure Fund
                                                        Colorado
                                          Franklin Short-Intermediate U.S.
Templeton Global
                                          Government Securities Fund
                                                        Connecticut
Opportunities Trust
                                          Franklin U.S. Government
                                                        Florida*
Templeton Global Real Estate Fund
                                          Securities Fund
                                                        Georgia
Templeton Global Smaller
                                          Franklin Money Fund
Companies Fund                                          Hawaii**
                                          Franklin Federal Money Fund
Templeton Greater European Fund                         Indiana
Templeton Growth Fund                                   Kentucky
                                          FOR NON-U.S. INVESTORS:
Templeton Latin America Fund                            Louisiana
                                          Franklin Tax-Advantaged
                                          High Yield Securities Fund
Templeton Pacific Growth Fund                           Maryland
                                          Franklin Tax-Advantaged
Templeton World Fund                                    Massachusetts***
                                          International Bond Fund
                                                        Michigan*
                                          Franklin Tax-Advantaged U.S.
GLOBAL GROWTH AND INCOME
                                                        Minnesota***
                                          Government Securities Fund
Franklin Global Utilities Fund
                                                        Missouri
                                          FOR CORPORATIONS:
Franklin Templeton German
                                                        New Jersey
                                          Franklin Corporate Qualified
Government Bond Fund
                                                        New York*
                                          Dividend Fund
Franklin Templeton
                                                        North Carolina
Global Currency Fund
                                                        Ohio***
Mutual European Fund
                                          FRANKLIN FUNDS SEEKING
                                                        Oregon
Templeton Global Bond Fund
                                          TAX-FREE INCOME
                                                        Pennsylvania
Templeton Growth and Income Fund
                                          Federal Intermediate-Term
                                                        Tennessee**
                                          Tax-Free Income Fund
                                                        Texas
GLOBAL INCOME                             Federal Tax-Free Income Fund
                                                        Virginia
                                          High Yield Tax-Free Income Fund
Franklin Global Government
Income Fund
                                                        Washington**
                                          Insured Tax-Free Income Fund
Franklin Templeton Hard
                                          Puerto Rico Tax-Free Income Fund
                                                        VARIABLE ANNUITIES+
Currency Fund
                                          Tax-Exempt Money Fund
                                                        Franklin Valuemark(R)
Franklin Templeton High
Income Currency Fund
                                                        Franklin Templeton
                                                        Valuemark Income Plus
Templeton Americas
                                                        (an immediate annuity)
Government Securities Fund

*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY). **THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97               GROWTH
                        Franklin Blue Chip Fund
                        Franklin California Growth Fund
                        Franklin DynaTech Fund
                        Franklin Equity Fund
                        Franklin Gold Fund
                        Franklin Growth Fund
                        Franklin MidCap Growth Fund
                        Franklin Small Cap Growth Fund
                        Mutual Discovery Fund
                        GROWTH AND INCOME
                        Franklin Asset Allocation Fund
                        Franklin Balance Sheet
                        Investment Fund
                        Franklin Convertible Securities Fund
                        Franklin Equity Income Fund
                        Franklin Income Fund
                        Franklin MicroCap Value Fund
                        Franklin Natural Resources Fund
                        Franklin Real Estate Securities Fund
                        Franklin Rising Dividends Fund
                        Franklin Strategic Income Fund
                        Franklin Utilities Fund
                        Franklin Value Fund
                        Mutual Beacon Fund
                        Mutual Qualified Fund
                        Mutual Shares Fund
                        Templeton American Trust, Inc.
                        FUND ALLOCATOR SERIES:
                        Franklin Templeton
                        Conservative Target Fund
                        Franklin Templeton
                        Moderate Target Fund
                        Franklin Templeton
                        Growth Target Fund

Templeton Global Income Fund

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Investors should be aware that the value of an investment made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                   [GRAPHIC]

TEMPLETON
GLOBAL
INCOME
FUND

Semi-Annual Report
February 28, 1997

                            [FRANKLIN TEMPLETON LOGO]

TLGIM S97 4/97